UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: March 6, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

          Colorado                   0-24768              84-1123311
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

    7100 E. Belleview Avenue,  Englewood,  CO               80111
    (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events. Interview of John Prufeta, President and CEO, published in The Wall Street Transcript, Volume CXLVII, Number 10 (March 6, 2000)

Exhibits

                      Exhibit 99.1 - Copy of the above interview

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDIX RESOURCES, INC.

Date: March 16, 2000                      By: /s/ David Kinsella
                                          Secretary and Controller